Exhibit 10.29

PATENT ASSIGNMENT	Docket Number 41630-701.101
WHEREAS, the undersigned:
1. Budimir S. Drakulic 12424 Wilshire Blvd Suite 745 Los Angeles, CA 90025	2. Thomas George Foxall 12424 Wilshire Blvd Suite 745 Los Angeles, CA 90025	3. Sina Fakhar 12424 Wilshire Blvd Suite 745 Los Angeles, CA 90025	4. Branislav Vlajinic 12424 Wilshire Blvd Suite 745 Los Angeles, CA 90025

(hereinafter “Inventor(s)),” have invented certain new and useful improvements in

SYSTEMS AND METHODS FOR EVALUATION OF ELECTROPHYSIOLOGY SYSTEMS

☐  for which a United States patent application is executed on even date herewith;
☒ for which application serial number 61/915,451 was filed on December 12, 2013 in the United States Patent and Trademark Office;
☐ for which application serial number            was filed on           in the U.S. Receiving Office of the Patent Cooperation Treaty;
☐ for which application serial number            was filed on           in the Patent Office; and/or
☐ for which an application was filed upon which a United States Patent issued on , as U.S. Patent No.

(hereinafter, “Application(s)”). The term “Application(s)” also includes all patent applications that share or claim priority to or from the above application(s).

WHEREAS, BioSig Technologies. Inc.. a corporation of the State of Delaware, having a place of business at 12424 Wilshire Blvd #745. Los Angeles. CA 90024. (hereinafter “Assignee”), is desirous of acquiring the entire right, title and interest in and to said Application(s), and the inventions disclosed therein, and in and to all embodiments of the inventions, heretofore conceived, made or discovered, whether jointly or severally, by said Inventor(s) (hereinafter collectively referred to as “Inventions”), and in and to any and all patents, inventor's certificates and other forms of protection thereon granted in the United States, foreign countries, or under any international convention, agreement, protocol, or treaty, including those filed under the Paris Convention for the Protection of Industrial Property, The Patent Cooperation Treaty or otherwise (hereinafter “Patent(s)”).

NOW, THEREFORE, in consideration of good and valuable consideration acknowledged by said Inventor(s) to have been received in full from said Assignee;

1.                Said Inventor(s) do hereby sell, assign, transfer and convey unto said Assignee the entire right, title and interest (a) in and to said Inventions; (b) in and to said Applications, including the right to claim priority to and from said Application(s); (c) in and to each and every application that is a divisional, substitution, continuation, or continuation-in-part of any of said Application(s); (d) in and to said Patent(s) and each and every patent issuing or reissuing from any of the foregoing; (e) in and to each and every reissue, reexamination, renewal or extension of any kind of any of the foregoing; (f) in and to each and every patent and application filed outside the United States and corresponding to any of the foregoing; and (g) in and to all claims for past, present and future infringement of the Patent(s), including all rights to sue for and to receive and recover for Assignee’s own use all past, present, and future lost profits, royalties, and damages of whatever nature recoverable from an infringement of the Patent(s).

2.                Said Inventor(s) hereby covenant and agree to cooperate with said Assignee to enable said Assignee to enjoy to the fullest extent the right, title and interest herein conveyed in the United States, foreign countries, or under any international convention, agreement, protocol, or treaty. Such cooperation by said Inventor(s) shall include prompt production of pertinent facts and documents, giving of testimony, execution of petitions, oaths, specifications, declarations or other papers, and other assistance all to the extent deemed necessary or desirable by said Assignee (a) for perfecting in said Assignee the right, title and interest herein conveyed; (b) for prosecuting any applications covering said Inventions; (c) for filing and prosecuting substitute, divisional, continuing or additional applications covering said Inventions; (d) for filing and prosecuting applications for reissuance of any said Patent(s); (e) for interference or other priority proceedings involving said Inventions; and (f) for legal proceedings involving said Inventions and any applications therefor and any Patent(s) granted thereon, including without limitation reissues and reexaminations, opposition proceedings, cancellation proceedings, priority contests, public use proceedings, infringement actions and court actions; provided, however, that reasonable expenses incurred by said Inventor(s) in providing such cooperation shall be paid for by said Assignee.

3.                The terms and covenants of this assignment shall inure to the benefit of said Assignee, its successors, assigns and other legal representatives, and shall be binding upon said Inventor(s), their respective heirs, legal representatives and assigns.

4.                Said Inventor(s) hereby warrant, represent and covenant that said Inventor(s) have not entered and will not enter into any assignment, contract, or understanding in conflict herewith.

5.                Said Inventor(s) hereby request that any Patent(s) issuing in the United States, foreign countries, or under any international convention, agreement, protocol, or treaty, be issued in the name of the Assignee, or its successors and assigns, for the sole use of said Assignee, its successors, legal representatives and assigns.

6.                This instrument will be interpreted and construed in accordance with the laws of the State of California, without regard to conflict of law principles. If any provision of this instrument is found to be illegal or unenforceable, the other provisions shall remain

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PATENT ASSIGNMENT	Docket Number 41630-701.101
effective and enforceable to the greatest extent permitted by law. This instrument may be executed in counterparts, each of which is deemed an original, but all of which together constitute one and the same agreement.
IN WITNESS WHEREOF, said Inventor(s) have executed and delivered this instrument to said Assignee as of the dates written below:
Date: 03/17/2014 /s/ Budimir S. Drakulic Budimir S. Drakulic State/Commonwealth of California ) County of Los Angeles )
On     3-17-14       before me,    Kim Wizer, Notary Public, (Name/Title Notary) personally appeared   Budimir S. Drakulic   (Name of Signer) who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State/Commonwealth of   California   that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature: /s/ Kim Wizer

(Notary Seal)
Date: Mar 17, 2014 /s/ Thomas George Foxall Thomas George Foxall State/Commonwealth of California ) County of Los Angeles )
On     3-17-14        before me,    Kim Wizer, Notary Public, (Name/Title Notary) personally appeared  Thomas George Foxall  (Name of Signer) who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State/Commonwealth of   California   that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature: /s/ Kim Wizer

(Notary Seal)
Date: 03/17/14 /s/ Sina Fakhar Sina Fakhar State/Commonwealth of California ) County of Los Angeles )
On     3-17-14        before me,   Kim Wizer, Notary Public, (Name/Title of Notary) personally appeared  Sina Fakhar   (Name of Signer) who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State/Commonwealth of   California   that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature: /s/ Kim Wizer

(Notary Seal)

5972754-1	Attorney Docket No. 41630-701.101, Patent AppJ. No. 61/915,451, Page 2 of 3

PATENT ASSIGNMENT	Docket Number 41630-701.101
Date: 03/17/2014 /s/ Branislav Vlajinic Branislav Vlajinic State/Commonwealth of California ) County of Los Angeles )
On     3-17-14        before me,    Kim Wizer, Notary Public, (Name/Title of Notary) personally appeared   Branislav Vlajinic  (Name of Signer) who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State/Commonwealth of   California   that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature: /s/ Kim Wizer

(Notary Seal)

5972754-1	Attorney Docket No. 41630-701.101, Patent AppJ. No. 61/915,451, Page 3 of 3